                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement Form on S-8 (No. 333-69568) of Seaview Video Technology, Inc. of our report dated
April 9, 2001 relating to the financial statements and financial statement schedule for the years ended December 31, 2000 and 1999, which appears in this
Annual Report on Form 10-K for the year ended December 31, 2001.

         By: /s/ Carol McAtee, CPA
         Tampa, Florida
         April 10, 2002